SUNAMERICA EQUITY FUNDS

      Supplement to the Prospectus and Statement of Additional Information
                            dated February 20, 2004

         Effective June 1, 2004, the Net Asset Value Transfer Program referenced on page 33 of the Prospectus and described on page B-82 of the Statement of Additional Information is no longer being offered. All references to the program in the Prospectus and Statement of Additional Information are no longer applicable.

Dated: May 13, 2004